Abacus FCF International Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Communications - 5.3%
Advanced Info Service PCL - ADR	70,860	$639,157
NetEase, Inc. - ADR	5,765	807,677
TIM SA - ADR (a)	14,065	317,728
		1,764,562

Consumer Discretionary - 11.8%
Atour Lifestyle Holdings Ltd. - ADR	10,858	423,028
H World Group Ltd. - ADR (a)	17,379	670,829
InterContinental Hotels Group PLC - ADR (a)	3,473	421,830
LVMH Moet Hennessy Louis Vuitton SE - ADR (a)	7,422	1,049,545
On Holding AG - Class A (a)(b)	11,102	412,439
OPAP SA	8,339	172,534
Sea Ltd. - ADR (b)	4,879	762,344
		3,912,549

Consumer Staples - 6.3%
Ambev SA - ADR (a)	273,711	632,272
L'Oreal SA - ADR (a)	9,800	818,104
Reckitt Benckiser Group PLC - ADR	42,075	645,010
		2,095,386

Financials - 9.4%
Admiral Group PLC - ADR (a)	13,201	577,676
Computershare Ltd. - ADR	24,450	585,577
Experian PLC - ADR	9,689	451,314
Hong Kong Exchanges & Clearing Ltd. - ADR	7,376	403,393
Kaspi.KZ JSC - ADR	6,771	506,403
Sony Financial Group, Inc. - ADR (b)	1	4
Tokio Marine Holdings, Inc. - ADR	15,232	566,783
		3,091,150

Health Care - 12.1%
Alkermes PLC (a)(b)	15,084	463,079
AstraZeneca PLC - ADR	10,599	873,358
Jazz Pharmaceuticals PLC (a)(b)	5,090	700,587
Novartis AG - ADR (a)	8,547	1,058,033
Roche Holding AG - ADR (a)	22,606	913,282
		4,008,339

Industrials - 17.2%
Allegion PLC	2,984	494,658
Atlas Copco AB - ADR	36,228	544,869
Hiab Oyj - ADR (a)	10,528	264,779
Hitachi Ltd. - ADR	22,272	770,166
Knorr-Bremse AG - ADR	20,178	469,744
Pentair PLC	5,887	626,082
RELX PLC - ADR (a)	13,027	576,315
Siemens Energy AG - ADR (b)	4,239	527,883
TE Connectivity PLC	3,131	773,388
Technip Energies NV - ADR	15,698	634,827
		5,682,711

Materials - 2.1%
Evraz PLC (b)(c)	49,526	0
Holcim AG - ADR (a)	38,197	678,379
		678,379

Technology - 33.5%(d)
Accenture PLC - Class A	3,424	856,342
Advantest Corp. - ADR (a)	14,298	2,144,700
Cellebrite DI Ltd. (b)	21,112	360,171
Check Point Software Technologies Ltd. (b)	3,344	654,354
Global-e Online Ltd. (b)	14,911	543,208
Infosys Ltd. - ADR (a)	39,725	658,243
Monday.com Ltd. (b)	2,963	608,126
Sage Group PLC - ADR	11,171	679,085
Sony Group Corp. - ADR (a)	35,579	992,298
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	5,114	1,536,399
Telefonaktiebolaget LM Ericsson - ADR (a)	89,839	906,476
Wipro Ltd. - ADR (a)	195,238	513,476
Wix.com Ltd. (b)	4,414	642,414
		11,095,292

Utilities - 1.1%
Enel Chile SA - ADR (a)	93,998	361,892
TOTAL COMMON STOCKS (Cost $31,812,606)		32,690,260

WARRANTS - 0.0%(e)	Contracts
Technology - 0.0%(e)
Constellation Software, Inc. (b)(c)	438	0
TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 30.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (f)	9,930,650	9,930,650
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,930,650)		9,930,650

TOTAL INVESTMENTS - 128.8% (Cost $41,743,256)		42,620,910
Money Market Deposit Account - 0.6% (g)		196,048
Liabilities in Excess of Other Assets - (29.4)%		(9,737,025)
TOTAL NET ASSETS - 100.0%		$33,079,933

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
JSC - Public Joint Stock Company

(a)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $9,757,757.
(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of October 31, 2025.

(d)
Amount represents investments in a particular sector. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment. To the extent that the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(e)	Represents less than 0.05% of net assets.
(f)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

For fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus FCF International Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$32,425,481	$264,779	$0	(b)	$32,690,260
Warrants	–	–	0	(c)	0
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–		9,930,650
Total Investments	$32,425,481	$264,779	$0		$42,620,910

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,930,650 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

(b)
Russia’s invasion of Ukraine has led to unprecedented market and policy responses of governments and regulators around the world. There is no functioning or orderly market to facilitate the liquidation of any security impacted by Russia-related sanctions. As a result, the fair value of the Russia-related sanctioned security held by the Fund has been reduced to zero.

(c)
Security valued at fair value using methods determined in good faith by or at the direction of the Fund’s valuation designee. Value determined using significant unobservable inputs. At October 31, 2025, the fair value of this security represented less than 0.05% of net assets.

Allocation of Portfolio Holdings by Country as of October 31, 2025
(% of Net Assets)
Japan	$4,473,951		13.5%
United Kingdom	4,399,356		13.4
Ireland	3,739,368		11.3
Switzerland	3,062,133		9.3
Israel	2,808,273		8.5
France	2,502,476		7.6
China	1,901,534		5.7
Taiwan	1,536,399		4.6
Sweden	1,451,345		4.4
India	1,171,719		3.5
Germany	997,627		3.0
Brazil	950,000		2.9
Singapore	762,344		2.3
Thailand	639,157		1.9
Australia	585,577		1.8
Kazakhstan	506,403		1.5
Hong Kong	403,393		1.2
Chile	361,892		1.1
Finland	264,779		0.8
Greece	172,534		0.5
Canada	0	(a)	0.0 (a)
Investments Purchased with Proceeds from Securities Lending	9,930,650		30.0
Money Market Deposit Account and Liabilities in Excess of Other Assets	(9,540,977)		(28.8)
	$33,079,933		100.0%

(a)
Security valued at fair value using methods determined in good faith by or at the direction of the Fund’s valuation designee. Value determined using significant unobservable inputs. At October 31, 2025, the fair value of this security represented less than 0.05% of net assets.